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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 1999


                          DISCOVER CARD MASTER TRUST I
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



   DELAWARE                    0-23108                          51-0020270
   --------                    -------                          ----------
  (STATE OF                  (COMMISSION                      (IRS EMPLOYER
ORGANIZATION)                FILE NUMBER)                   IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                               19720
--------------------                                               -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE



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ITEM 5.        OTHER EVENTS
               ------------

               SERIES 1999-1. ON JANUARY 28, 1999, THE REGISTRANT MADE AVAILABLE TO PROSPECTIVE INVESTORS A SERIES TERM SHEET SETTING FORTH A DESCRIPTION OF THE COLLATERAL POOL AND THE PROPOSED STRUCTURE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1999-1 ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I. THE SERIES TERM SHEET IS ATTACHED HERETO AS EXHIBIT 99.

ITEM 7.        EXHIBITS
               --------

EXHIBIT NO.    DESCRIPTION
-----------    -----------

EXHIBIT 99 SERIES TERM SHEET DATED JANUARY 28, 1999, WITH RESPECT TO THE PROPOSED ISSUANCE OF THE ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1999-1.


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                                   SIGNATURES
                                   ----------

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                  DISCOVER CARD MASTER TRUST I
                                    (REGISTRANT)


                                  BY:  GREENWOOD TRUST COMPANY
                                       (ORIGINATOR OF THE TRUST)



DATE:  JANUARY 28, 1999           BY:  /S/ JOHN J. COANE
                                       ----------------------------------------
                                       JOHN J. COANE
                                       VICE PRESIDENT, CHIEF ACCOUNTING OFFICER
                                       AND TREASURER




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

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT             DESCRIPTION                                           PAGE
-------             -----------                                           ----

EXHIBIT 99          SERIES TERM SHEET DATED JANUARY 28, 1999, WITH          5
                    RESPECT TO THE PROPOSED ISSUANCE OF THE ___%
                    CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND
                    THE ___% CLASS B CREDIT CARD PASS-THROUGH
                    CERTIFICATES OF DISCOVER CARD MASTER TRUST I,
                    SERIES 1999-1.



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